Exhibit 10.7

This Assignment and Assumption of Leases and Security Deposits (“Assignment”) is entered into as of the 16th day of March, 2015.

1

2

3

4

5

6

7

8

9

ASSIGNMENT AND ASSUMPTION
OF LEASES AND SECURITY DEPOSITS

WALGREEN'S PLAZA - JACKSONVILLE, NORTH CAROLINA

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS ("**Assignment**") is entered into as of the ___ day of March, 2015, by and between KRG JACKSONVILLE RICHLANDS, LLC, a Delaware limited liability company ("**Assignor**"), and IREIT JACKSONVILLE RICHLANDS, L.L.C., a Delaware limited liability company ("**Assignee**"). Reference is hereby made to that certain Purchase and Sale Agreement, dated September 16, 2014, by and among Assignor, certain affiliates of Assignor and Inland Real Estate Income Trust, Inc., a Maryland corporation, as predecessor-in-interest to Assignee as to the Property defined herein (the "**Agreement**"). Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Agreement.

1. Property. The "**Property**" means the real property located in Jacksonville, North Carolina, commonly known as Walgreen's Plaza, and more particularly described in Exhibit A attached hereto and incorporated herein.

2. Leases. The "**Leases**" means those leases, tenancies, rental agreements and occupancy agreements affecting the Property for the tenants identified in the rent roll attached to this Assignment as Exhibit B.

3. Security Deposits. "**Security Deposits**" means those certain refundable security deposits held by or for Assignor on account of tenants under the Leases as such deposits and with respect to which Assignee received a credit at the closing of the transaction with respect to which this Assignment has been executed and delivered.

4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Leases and the Security Deposits, and all of Assignor's right, title and interest in and to all of the Actions (as such term is defined in the Agreement) listed on Exhibit E of the Agreement relating to the Property (subject to any modifications of or supplements to Exhibit E of the Agreement based upon any disclosures provided to Assignee by Assignor since the date of the Agreement), but reserving unto Assignor all uncollected rent attributable to the period prior to the date hereof pursuant to Section 3.4(b)(viii) of the Agreement.

5. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases as of the date of this Assignment, and assumes the obligations under the Actions listed on Exhibit E to the Agreement relating to the Property (subject to any modifications of or supplements to Exhibit E of the Agreement based upon any disclosures provided to Assignee by Assignor since the date of the Agreement). Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits if, when and as required by the Leases.

6. Attorneys' Fees. If any action, suit, arbitration or other proceeding is instituted by any party to this Assignment for the purpose of interpreting any of the terms hereof or to prevent or remedy a default hereunder by any other party, the prevailing party shall be reimbursed by the non-prevailing party for all of such prevailing party's reasonable attorneys' fees incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom. As used in this paragraph, attorneys' fees shall be deemed to mean the reasonable, actual costs of any legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorney and any paralegals and legal staff performing such service.

7. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

8. Limited Liability. By accepting this Assignment, but subject to Section 8(e) of the Agreement, Assignee agrees that it will look only to the proceeds of the Property for the performance or liability for nonperformance of any and all obligations of Assignor hereunder, it being expressly understood and agreed that no constituent member, manager or partner in or agent of Assignor, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent member in Assignor shall have any personal liability, directly or indirectly, under or in connection with this Assignment, or any amendment or amendments hereto made at any time or times, heretofore or hereafter, and Assignee and its successors and assigns and, without limitation, all other persons and entities, shall look solely to the proceeds of the Property for the payment of any claim or for any performance, and Assignee, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. This Section 8 is subject to, and not in limitation of, the limitations on liability provided in Section 8(e) of the Agreement.

9. Counterparts. This Assignment may be signed in any number of counterparts each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

ASSIGNOR:

KRG JACKSONVILLE RICHLANDS, LLC,
a Delaware limited liability company

By: ______________________________
Daniel R. Sink, Executive Vice President and Chief Financial Officer

ASSIGNEE:

IREIT JACKSONVILLE RICHLANDS, L.L.C.,
a Delaware limited liability company

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

By: ______________________________

Name: ______________________________

Title: ______________________________

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

ASSIGNOR:

KRG JACKSONVILLE RICHLANDS, LLC,
a Delaware limited liability company

By: ______________________________
Daniel R. Sink, Executive Vice President and Chief Financial Officer

ASSIGNEE:

IREIT JACKSONVILLE RICHLANDS, L.L.C.,
a Delaware limited liability company

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

By: ______________________________

Name: David Z. Lichterman

Title: Vice President, Treasurer & CAO

Exhibit A

Legal Description

LEGAL DESCRIPTION - TRACT ONE

LYING IN JACKSONVILLE TOWNSHIP, ONSLOW COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING MAGNAIL; SAID MAGNAIL BEING LOCATED S 57°16'04" E 761.92 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "RITA 1985" (SAID MARKER HAVING NAD 83/1986 GRID COORDINATES, N=369,539.0870 FEET, E= 2,457,655.2618 FEET); SAID MARKER "RITA 1985" BEING FURTHER LOCATED S 57°04'56" E 3,560.2931 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "HINSON 1985" (SAID MARKER HAVING NAD 83/1986 COORDINATES N=371,473.8765 FEET, E= 2,454,666.5703 FEET) (SAID MARKERS HAVING A COMBINED FACTOR OF 0.99991027).

THENCE FROM SAID POINT OF BEGINNING SO LOCATED RUNNING N 56°16'23" E 21.00 FEET TO AN EXISTING MAGNAIL; THENCE N 33°43'37" W 70.21 FEET TO AN EXISTING MAGNAIL; THENCE N 46°18 '16" E 32.26 FEET TO A POINT; THENCE CONTINUING N 46°18'16" E 20.08 FEET TO A POINT; THENCE CONTINUING N 46°18'16" E 127.88 FEET TO AN EXISTING MAGNAIL; THENCE N 20°17'44" E 28.96 FEET TO AN EXISTING MAGNAIL; THENCE N 69°42'16" W 18.25 FEET TO AN EXISTING MAGNAIL; THENCE N 20°17'44" E 46.50 FEET TO AN EXISTING IRON STAKE IN THE RIGHT-OF-WAY LINE OF US HWY 258/NC HWY 24; THENCE WITH SAID RIGHT-OF-WAY LINE S 69°42'16" E 15.05 FEET TO AN EXISTING IRON PIPE; THENCE CONTINUING WITH SAID RIGHT-OF-WAY LINE S 65°53'55" E 87.85 FEET TO AN EXISTING IRON PIPE; THENCE CONTINUING WITH SAID RIGHT-OF-WAY LINE S 65'53'55" E 143.06 FEET TO AN EXISTING RIGHT-OF-WAY MONUMENT; THENCE S 20°41'14" E 84.39 FEET TO AN EXISTING RIGHT-OF-WAY MONUMENT; SAID RIGHT-OF-WAY MONUMENT BEING LOCATED IN THE RIGHT-OF-WAY LINE OF NC HWY 53; THENCE WITH SAID RIGHR-OF-WAY LINE S 46°18'16" W 85.52 FEET TO AN EXISTING IRON PIPE; THENCE S 46°18'16" W 184.81 FEET TO A POINT; THENCE S 46°18 '16" W 20.07 FEET TO A POINT; THENCE S 46°18'16" W 65.90 FEET TO AN EXISTING IRON PIPE; THENCE LEAVING SAID RIGHT-OF-WAY LINE AND RUNNING N 43°41 '44" W 61.74 FEET TO AN EXISTING MAGNAIL; THENCE N 33°43'37" W 53.21 FEET TO AN EXISTING MAGNAIL; THENCE N 33°43'37" W 37.12 FEET TO A POINT; THENCE N 33°43'37" W 15.03 FEET TO A POINT; THENCE N 33°43'37" W 24.85 FEET THE POINT AND PLACE OF BEGINNING;

CONTAINING 2.047 ACRES MORE OR LESS EXCLUDING ROAD RIGHT-OF-WAY, AND BEING TRACT 1 DEPICTED ON THE MAP ENTITLED "RECOMBINATION MAP FOR RECORD SURVEY FOR WALGREEN CO." DATED JANUARY 2, 2009,

RECORDED IN BOOK 57, PAGE 109, SL M-943, IN THE ONSLOW COUNTY, NC, REGISTER OF DEEDS OFFICE.

LEGAL DESCRIPTION - TRACT TWO

LYING IN JACKSONVILLE TOWNSHIP, ONSLOW COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON PIPE; SAID EXISTING IRON PIPE BEING LOCATED S 50°42'36" E 322.45 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "RITA 1985" (SAID MARKER HAVING NAD 83/1986 GRID COORDINATES, N=369,539.0870 FEET, E= 2,457,655.2618 FEET); SAID MARKER "RITA 1985" BEING FURTHER LOCATED S 57°04'56" E 3,560.2931 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "HINSON 1985" (SAID MARKER HAVING NAD 83/1986 COORDINATES N=371,473.8765 FEET, E= 2,454,666.5703 FEET) (SAID MARKERS HAVING A COMBINED FACTOR OF 0.99991027).

THENCE FROM SAID POINT OF BEGINNING SO LOCATED RUNNING N 79°02'09" E 86.84 FEET TO AN EXISTING PK NAIL; THENCE N 73°06'36" E 44.67 FEET TO A POINT; THENCE N 56°19'59" E 75.06 FEET TO A POINT; THENCE N 33°43'47" W 99.54 FEET TO AN EXISTING IRON STAKE; SAID STAKE BEING LOCATED ON THE RIGHT-OF-WAY LINE OF US HWY 258/NC HWY 24; THENCE RUNNING WITH AND ALONG SAID RIGHT-OF-WAY LINE 88°23'45" E 40.98 FEET TO AN EXISTING MAGNAIL; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY LINE S 78°50'19" E 50.92 FEET TO A POINT; THENCE S 78°50'19" E 18.61 FEET TO A POINT; THENCE S 78°50'19" E 133.96 FEET TO AN EXISTING MAGNAIL; THENCE S 69°42'16" E 87.98 FEET TO AN EXISTING MAGNAIL; THENCE S 69°42'16" E 53.72 FEET TO AN EXISTING IRON STAKE; THENCE LEAVING SAID RIGHT-OF-WAY LINE AND RUNNING S 20°17'44" W 15.00 FEET TO AN EXISTING IRON STAKE; THENCE S 20°17'44" W 31.50 FEET TO AN EXISTING MAGNAIL; THENCE S 69°42 '16" E 18.25 FEET TO AN EXISTING MAGNAIL; THENCE S 20°17'44" W 28.96 FEET TO AN EXISTING MAGNAIL; THENCE S 46°18'16" W 127.88 FEET TO A POINT; THENCE S 46°18'16" W 20.08 FEET TO A POINT; THENCE S 46°18'16" W 32.26 FEET TO AN EXISTING MAGNAIL; THENCE S 33°43'37" E 70.21 FEET; THENCE S 56°16'23" W 21.00 TO AN EXISTING MAGNAIL; THENCE S 33°43'37" E 24.85 TO A POINT; THENCE S 33°43'37" E 15.03 FEET TO A POINT; THENCE S 33°43'37" E 37.12 FEET TO AN EXISTING MAGNAIL; THENCE S 56°16'23" W 205.83 FEET TO AN EXISTING IRON STAKE; THENCE N 34°13'38" W 116.09 FEET TO AN EXISTING IRON STAKE; THENCE N 55°46'22" E 48.00 FEET TO AN EXISTING IRON STAKE; THENCE N 34°13'38" W 286.86 FEET TO AN EXISTING IRON STAKE; THENCE S 75°59'17" W 51.15 FEET TO AN EXISTING IRON STAKE; THENCE N 34°13'38" W 45.96 FEET THE POINT AND PLACE OF BEGINNING;

CONTAINING 3.033 ACRES MORE OR LESS EXCLUDING ROAD RIGHT-OF-WAY, AND BEING TRACT 2 DEPICTED ON THE MAP ENTITLED "RECOMBINATION MAP FOR RECORD SURVEY FOR WALGREEN CO." DATED JANUARY 2, 2009, RECORDED IN BOOK 57, PAGE 109, SL M-943, IN THE ONSLOW COUNTY, NC, REGISTER OF DEEDS OFFICE.

LEGAL DESCRIPTION - TRACT THREE

LYING IN JACKSONVILLE TOWNSHIP, ONSLOW COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON STAKE; SAID EXISTING IRON STAKE BEING LOCATED S 40°57'07" E 781.16 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "RITA 1985" (SAID MARKER HAVING NAD 83/1986 GRID COORDINATES, N=369,539.0870 FEET, E= 2,457,655.2618 FEET); SAID MARKER "RITA 1985" BEING FURTHER LOCATED S 57°04'56" E 3,560.2931 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "HINSON 1985" (SAID MARKER HAVING NAD 83/1986 COORDINATES N=371,473.8765 FEET, E=2,454,666.5703 FEET) (SAID MARKERS HAVING A COMBINED FACTOR OF 0.99991027).

THENCE FROM SAID POINT OF BEGINNING SO LOCATED RUNNING N 56°16'23" E 205.83 FEET TO AN EXISTING MAGNAIL; THENCE S 33°43'37" E 53.21 FEET TO AN EXISTING MAGNAIL; THENCE S 43°41'44" E 61.74 FEET TO AN EXISTING IRON STAKE; SAID EXISTING IRON STAKE BEING LOCATED ON THE RIGHT-OF-WAY LINE OF NC HWY 53; THENCE RUNNING WITH SAID RIGHT-OF-WAY LINE S 46°18'16" W 184.98 FEET TO AN EXISTING MAGNAIL; THENCE N 88°39'46" W 40.61 FEET TO AN EXISTING MAGNAIL; SAID MAGNAIL; SAID MAGNAIL BEING LOCATED ON THE RIGHT-OF-WAY LINE OF NCSR 1135; THENCE RUNNING WITH SAID RIGHT-OF-WAY LINE N 34°13'38" W 122.71 FEET TO THE POINT AND PLACE OF BEGINNING;

CONTAINING 0.627 ACRES MORE OR LESS EXCLUDING ROAD RIGHT-OF-WAY, AND BEING TRACT 3 DEPICTED ON THE MAP ENTITLED "RECOMBINATION MAP FOR RECORD SURVEY FOR WALGREEN CO." DATED JANUARY 2, 2009, RECORDED IN BOOK 57, PAGE 109, SL M-943, IN THE ONSLOW COUNTY, NC, REGISTER OF DEEDS OFFICE.

LEGAL DESCRIPTION - TRACT FOUR

LYING IN JACKSONVILLE TOWNSHIP, ONSLOW COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON STAKE; SAID EXISTING IRON STAKE BEING LOCATED S 48°40'21" E 366.75 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "RITA 1985" (SAID MARKER HAVING NAD 83/1986 GRID COORDINATES, N=369,539.0870 FEET, E= 2,457,655.2618 FEET); SAID MARKER "RITA 1985" BEING FURTHER LOCATED S 57°04'56" E 3,560.2931 FEET FROM NORTH CAROLINA GEODECTIC SURVEY MARKER "HINSON 1985" (SAID MARKER HAVING NAD 83/1986 COORDINATES N=371,473.8765 FEET, E=2,454,666.5703 FEET) (SAID MARKERS HAVING A COMBINED FACTOR OF 0.99991027).

THENCE FROM SAID POINT OF BEGINNING SO LOCATED RUNNING N 75°59'15" E 51.15 FEET TO AN EXISTING IRON STAKE; THENCE S 34°13'38" E 286.86 FEET TO AN EXISTING IRON STAKE; THENCE S 55°46'22" W 48.00 FEET TO AN EXISTING IRON STAKE; SAID EXISTING IRON STAKE BEING LOCATED ON THE RIGHT-OF-WAY LINE OF NCSR 1135; THENCE RUNNING WITH SAID RIGHT-OF-WAY LINE N 34°13'38" W 304.54 FEET TO THE POINT AND PLACE OF BEGINNING;

CONTAINING 0.325 ACRES MORE OR LESS EXCLUDING ROAD RIGHT-OF-WAY, AND BEING TRACT 4 DEPICTED ON THE MAP ENTITLED "RECOMBINATION MAP FOR RECORD SURVEY FOR WALGREEN CO." DATED JANUARY 2, 2009, RECORDED IN BOOK 57, PAGE 109, SL M-943, IN THE ONSLOW COUNTY, NC, REGISTER OF DEEDS OFFICE.

Exhibit B

Rent Roll

[See attached pages.]